UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2021
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) – Departure of Director

On March 3, 2021, George Bodenheimer informed Under Armour, Inc.’s (the “Company’s”) Board of Directors (the “Board”) that he does not intend to stand for re-election as a Director at the Company’s next annual meeting of stockholders (the “Annual Meeting”), which is expected to be held on May 13, 2021. Mr. Bodenheimer currently serves on the Human Capital and Compensation Committee and the Corporate Governance and Sustainability Committee of the Board. Mr. Bodenheimer will complete his current term as a Director, which expires at the Annual Meeting.

“It has been an honor to serve on Under Armour’s Board of Directors for the past seven years,” stated Mr. Bodenheimer, former President of ESPN. “I am proud of what we have accomplished, have confidence in the company’s strategy, and look forward to watching this iconic brand realize its true long-term potential.”

Kevin Plank, the Company’s Executive Chairman and Brand Chief, stated, “George’s leadership and thoughtful approach has been a tremendous asset in our Board room. His experience leading a global media brand and insights into the world of sport has provided an invaluable perspective. On behalf of the Board, I want to thank George for his commitment to Under Armour and am forever grateful for his contributions and partnership.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: March 5, 2021	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary